BORROWINGS	12 Months Ended
Dec. 31, 2014
BORROWINGS [Abstract]
BORROWINGS

NOTE 7 - BORROWINGS

In September 2009, the Company entered into a financing agreement (the “Financing Agreement”) with a bank (the “Bank”), which amounted to $10.6 million and was comprised of $7 million long-term loans and $3.6 million short term credit line for financing of working capital. The short-term credit line expired on December 31, 2013.

In February 2010, the Company entered into an interest rate swap agreement, in respect of $5.6 million principal amount long-term loan, with a third party to change the interest from floating rate to fixed rate. The above transaction was qualified for cash flows hedge accounting.

In December 2013, the Company notified the Bank that it was exercising its right for early repayment of the entire loan ($4.2 million at December 31, 2013). Accordingly, the loan was classified as a current maturity and the interest rate swap transaction no longer qualified for cash flows hedge accounting. As a result, the Company recorded $282,000 of financial expenses in the fourth quarter of 2013, representing the fair value of the cash flow hedge transaction mentioned above and the early repayment fee. The loan was repaid in full at January 31, 2014.Following the early repayment of the loan, the Company has removed all charges and liens, as well as financial covenants, in respect of the loan.